January 17, 2014

VIA EDGAR

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

Re:	Nuveen California Dividend Advantage Municipal Fund (the “Registrant”); File No. 333-192466

To the Commission:

On behalf of the Registrant, electronically transmitted herewith is the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-14 8C (the “Amendment”) relating to the issuance of common shares and in connection with the reorganizations of Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen Quality Income Municipal Fund, Inc. into the Registrant (the “Reorganizations”).

The Amendment incorporates revisions to the Registrant’s Registration Statement on Form N-14 8C filed on November 21, 2013 relating to the issuance of common shares and MTP Shares in connection with the Reorganizations (the “Registration Statement”), in response to comments provided telephonically by the staff of the Securities and Exchange Commission to Vedder Price P.C. on December 23, 2013, with respect to the Registration Statement (as addressed in separate correspondence to the staff dated January 17, 2014). The Amendment is also being filed for the purpose of providing certain information required by the Form and not included in the Registration Statement and to make certain other non-material changes.

Please contact the undersigned at (312) 609-7747 if you have questions or comments regarding the filing.

Very truly yours,

/s/ Nathaniel Segal

NS